VERTEX ENERGY

Third Quarter 2021 Results Conference Call

November 2021

VTNR
NASDAQ
LISTED

Disclaimer
Forward-looking statement

This document may contain forward-looking statements including words such as "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions, as well as information about management's view of Vertex Energy's future expectations, plans and prospects, within the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Vertex Energy, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors include, but are not limited to, risks associated with our completion of the proposed acquisition and sale transactions on anticipated terms and timing, if at all, including obtaining regulatory approvals, unforeseen liabilities, future capital expenditures, the ability to recognize synergies (in connection with the acquisition), and the ability of Vertex Energy to complete current plans for expansion and growth of the new operations and other conditions to the completion of the transactions; the expected benefits, output, financial metrics and production of the proposed acquisition transaction; our ability to satisfy closing conditions associated with the acquisition and sale; our ability to raise sufficient capital to complete the acquisition and the planned renewable diesel project and other planned projects and the terms of such funding; the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the transactions on the terms disclosed, if at all, the right of one or both of Vertex Energy or Shell to terminate the acquisition agreement and the result of such termination, including a termination fee of $10 million payable by Vertex Energy to Shell under certain conditions; the outcome of any legal proceedings that may be instituted against any parties or their respective directors in connection with such planned transactions; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the acquisition and sale on a timely basis or at all, including the risk that regulatory approvals or other consents required for the acquisition and sale are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect Vertex Energy's acquisition or the expected benefits of the transaction; difficulties and delays in integrating the acquired assets businesses; Vertex's ability to repay outstanding senior convertible notes, the terms thereof, including mandatory redemption provisions thereof under certain circumstances, and other terms thereof which adjust the conversion price thereof, the ability of Vertex to obtain shareholder approval to allow the conversion of such notes, and dilution caused by such conversion; and Vertex Energy's plans for financing the acquisition and planned projects. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Vertex Energy's business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. These risk factors and others are included from time to time in documents Vertex Energy files with the Securities and Exchange Commission (the "SEC"), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy's future results. Except as required by law, Vertex Energy expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. The forward-looking statements included in this presentation are made only as of the date hereof. Vertex Energy cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex Energy undertakes no obligation to update these statements after the date of this presentation, except as required by law, and also undertakes no obligation to update or correct information prepared by third parties that are not paid for by Vertex Energy. Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate. It is generally based on publications that are not produced for investment or economic analysis.

Executive Summary

Delivered Record 3Q21 Results, While Building a Foundation for Growth

1 3Q21 results demonstrate operational execution

- Delivered 3Q21 results, highlighted by y/y growth in Adjusted EBITDA and net income in 3Q21
- $2.2 million of non-recurring item impact to Adjusted EBITDA
- 3Q21 results benefited from a combination of improved refined product margins and used motor oil collections growth, which offset a 14-day, weather-related outage at the Marrero refinery in September and a temporary hydrogen shortage at the Heartland refinery due to a force majeure event, also in September
- Fourth quarter to-date, refined product margins are at or above third quarter levels

2 Completed full balance sheet recapitalization

- Completed a $155.0 million offering of 6.25% convertible senior notes due 2027 on November 1, 2021
- Expects to close on a planned $125.0 secured term loan and a planned $125.0 million secured working capital facility during 1Q22, in conjunction with the planned closing of the Mobile refinery acquisition
- Net cash proceeds from the notes offering, term loan and working capital facility are expected to fully fund the acquisition of the Mobile refinery, the purchase of feedstock and product inventories, together with capital required to support initial development of our planned renewable diesel conversion project

3 Expect to close Mobile acquisition in 1Q22

- Vertex expects to complete its acquisition of the Mobile refinery during the first quarter 2022
- Vertex is proceeding with initial design, engineering and procurement activities related to capital projects at the refinery, while continuing to collaborate with its planned feedstock supply and product offtake partners in advance of the planned ownership transition
- Renewable diesel project expected to be operational by third quarter 2022, consistent with the original transaction closing schedule

4 Expect to close asset divestiture in 1H22

- On September 28, 2021, Vertex shareholders approved the proposed sale of its portfolio of used motor oil collection and recycling assets to Safety-Kleen Systems, Inc. ("Safety-Kleen"), a subsidiary of Clean Harbors, Inc for $140 million
- During November 2021, Vertex intends to respond to a previously disclosed second request for additional information and documentary materials from the U.S. Federal Trade Commission ("FTC") in conjunction with its proposed asset sale to Safety-Kleen.
- Both parties intend to close on the divestiture during the first half 2022

3Q21 Performance Summary

Results Driven By UMO Collections Growth, Elevated Refined Product Margins

UMO Collections Improved 9% on a Y/Y Basis
Collected UMO Gallons in Millions


10.5
11.4
3Q20
3Q21

Adj. EBITDA Increased $1.9 million on a Y/Y Basis
$ in Millions


$0.4
$1.5
$2.8
$11.6
3Q20
3Q21
TTM 3Q20
TTM 3Q21

Adj. EBITDA, Less CAPEX, Improved ~$6 million on a TTM Basis
$ in Millions


($2.2)
($1.0)
($2.0)
$3.9
3Q20
3Q21
TTM 3Q20
TTM 3Q21

GAAP Net Income Improved $12.6 million on a Y/Y Basis
$ in Millions


($2.0)
$10.6
3Q20
3Q21

Financial Performance Bridge

Recovery in Refined Product Margins Supported Outperformance

Adjusted EBITDA Bridge - 3Q20 vs. 3Q21
$ in Millions



$1.5
$0.5
$4.0
($0.5)
($2.2)
($0.4)
3Q20 Adj. EBITDA
Transaction & Non-Recurring Costs
Metals
Net Black Oil Margins (1)
Operational Efficiency
3Q21 Adj. EBITDA

(1) Includes $1.2 million net impact of 14-day hurricane-related outage at Marrero refinery

Financial Overview and Sources & Uses of the Mobile Acquisition

Transitioning the Mobile Refinery's Conventional Fuels Production Toward Renewable Fuels

Sources of Funds	
Net Proceeds from Convertible Notes	$133,862,500[1]
Planned Secured Term Debt	125,000,000
Planned Secured Working Capital Credit Facility	125,000,000
Total Sources of Funds	$383,862,500

Excludes approximately $90 million in net cash proceeds from the planned UMO divestiture

Uses of Funds	
Purchase of Mobile Refinery	$86,700,000[2]
Renewable Diesel Conversion, Engineering Services and Purchase Orders	85,000,000
Encina and Wells Fargo Termination	11,300,000
Inventory, Working Capital and Expenses	200,862,500
Total Uses of Funds	$383,862,500

(1) After deducting the placement agent's fees and expenses estimated to be approximately $5.6 million
(2) Vertex will also pay for the hydrocarbon inventory located at the Mobile Refinery, as valued at closing, and the purchase price is subject to other customary purchase price adjustments and reimbursement for certain capital expenditures, resulting in an expected total purchase price of approximately $86.7 million

Two Transformational Transactions

Sale of Used Motor Oil ("UMO") Assets and Acquisition of Shell's Mobile Refinery

UMO Asset Divestiture $140 Million Gross Cash Proceeds

Overview

- Vertex has announced the planned sale of its portfolio of UMO collection and recycling assets to Safety-Kleen Systems, Inc. ("Safety-Kleen"), a subsidiary of Clean Harbors, Inc. (NYSE: CLH) for $140.0 million
- Assets include Marrero UMO refinery in Louisiana, Heartland UMO refinery in Ohio, H&H and Heartland UMO collections businesses, Nickco oil filters and absorbent materials recycling facility in East Texas and the Cedar Marine terminal in Baytown, Texas
- Transaction is expected to close prior to July 1, 2022

Funding Considerations

- Vertex management expects Safety-Kleen to fund the asset acquisition with available balance sheet cash

Expected Financial Impact

- With the payment of transaction-related fees and Tensile Capital take-out, total net cash proceeds from the transaction to Vertex are expected to be approximately $90.0 to $100.0 million

Mobile Refinery Acquisition $75 Million Cash Cost

Overview

- Vertex has announced the planned acquisition of 100% of Royal Dutch Shell Plc's Mobile, Alabama refinery for approximately $75.0 million in cash
- Estimated $85.0 million conversion project is planned to be launched shortly after close and is expected to result in incremental production of 10,000 bpd of renewable fuel by year-end 2022, increasing to 14,000 bpd by mid-year 2023
- At closing of the acquisition, Vertex expects to enter into multi-year product offtake agreements with Shell, Bunker One Holdings ("Bunker One") and Idemitsu Apollo Renewable Corporation ("Idemitsu")
- Transaction is expected to close prior to April 1, 2022

Funding Considerations

- The renewable diesel conversion project is expected to be funded by a new credit facility and issuance of the convertible notes contemplated in this transaction, though Vertex may consider alternative sources of financing

Expected Financial Impact

- Pro-forma for completion of conversion by year-end 2022
- Once the conversion is completed, management anticipates the refinery will produce 150 million gallons/year of renewable diesel

Mobile Refinery – Three-Year Financial Forecast

Increasing Base Case Revenue & Gross Profit Outlook, Given Improved Refining Economics

1 Anticipate significant production growth driven by increased renewable fuels production



Conventional Production (BPD)
Renewable Production (BPD)
78,000 bpd
85,000 bpd
2022
2023

2 Revenue forecast for 2022 and 2023 increased 8% and 16%, respectively, versus the midpoint of the May 2021 forecast



Conventional Revenue ($MM)
Renewable Revenue ($MM)
$2.4-$2.5 billion
$3.4-$3.5 billion
2022 E
2023 E

3 Gross profit forecast for 2022 and 2023 increased 12% and 15%, respectively , versus the midpoint of the May 2021 prior forecast



Conventional Gross Profit ($MM)
Renewable Gross Profit ($MM)
$230-$240 million
$460-$470 million
2022 E
2023 E

4 Total CAPEX for 2022 increased by ~50% vs. May 2021 forecast, primarily due to the timing of spend shifting from 2021 into 2022



Discretionary Capex ($MM)
Maintenance Capex ($MM)
$110-$120 million
$25-$35 million
2022 E
2023 E

(1) Key modeling assumptions (1) West Texas Intermediate (WTI) crude oil of $72/bbl; (2) WTI-LLS crude oil differential of $1.27/bbl; (3) Brent crude oil of $74/bbl; (4) RBOB of $2.19/gallon; (5) Heating oil of $2.29/gallon; (6) ULSD of $2.23/gallon

Mobile Will Accelerate Vertex's Low-Carbon, Energy Transition Strategy

Vertex Expects to Become a Leading Producer and Marketer of Renewable Diesel Fuel

1 Lower emission, cleaner burning substitute

- Renewable diesel is a diesel fuel made in a manner similar to traditional petroleum diesel with the exception being the feedstocks (vegetable oils and animal fats) are renewable, rather than petroleum based
- Renewable diesel represents a greater than 70% decline in GHG emissions vs. petroleum diesel fuel(1)

2 Significant market potential

- California is leading the way in incentivizing diesel production through the Federal Renewable Standards Program and Low Carbon Fuel Standards Program
- After being introduced into the California market in 2011, renewable diesel now satisfies ~15% of the state's total diesel demand[(1)]
- California renewable diesel demand is expected to increase by 600% over the next decade[(1)]
- Multiple other states are expected to follow California's lead

3 Mobile accelerates our market entry

- The Mobile refinery provides an operating hydrocracker that can be modified to produce renewable diesel
- The cost-competitive hydrocracker conversion project is expected to require nine months to reconfigure, versus approximately three years for a greenfield project of similar size and scope
- Vertex believes its rapid, lower-cost entry into a newer, developing market through the conversion of an existing, operating process unit provides a significant "early-mover" advantage

4 Renewable diesel is a fungible substitute

- Renewable diesel represents a critical and viable substitute for petroleum-based diesel fuel
- Renewable diesel can be used in all engines designed to operate on conventional diesel fuel
- This compatibility reduces technical barriers and allows for a strong entry point into the renewable fuels market

(1) California Advanced Biofuels Alliance - *Roadmap for Eliminating Petroleum Diesel by 2030* (February 2019)

Vertex is Well-Positioned for Long-Term Value Creation

Leading Supplier of Alternative Fuels in Support of the Low-Carbon Energy Transition

1 Mobile will become our flagship asset	• Vertex currently believes the acquisition will allow the Company to become one of the leading suppliers of alternative fuels to the Southeastern United States • Upon completion of the renewable diesel project, the majority of Vertex's go-forward Adjusted EBITDA is expected to be renewables-related, given current expected project economics
2 Mobile is a strategic asset of scale	• 91,000 bpd nameplate capacity facility with high-value light product slate • Multi-channel access to both crude oil and renewable feedstocks; significant distribution capabilities • 3.2 million barrels of feedstock and product storage
3 Mobile has a proven track record	• Mobile refinery has strong track record of safe and reliable operations • Zero OSHA recordable incidents in 2020 • Consistently operated above 95% utilization during a multi-year period
4 High-return renewable diesel project economics	• Estimated $85.0 million renewable diesel conversion project, nine-month completion schedule • Pro-forma for completion of the conversion project by year-end 2022, management currently believes the refinery will produce up to 150 million gallons/year of renewable diesel • The refinery will continue to produce conventional diesel and cash flow throughout the renewable diesel conversion
5 Planned recapitalization of balance sheet	• Management anticipates the planned asset sales and refinery acquisition create an opportunity to materially improve the Company's liquidity profile and reduce its weighted average cost of capital, over the medium-term

Transformational Acquisition Expected to Position Vertex as a Leading Energy Transition Company of Scale



APPENDIX

Evolution of Vertex

Pathway Toward Renewable Diesel Production Roadmap


UMO Collection and Re-Refining
Enter Renewable Diesel
2001
•Vertex begins operations as a used motor oil ("UMO") supplier to third parties on the U.S. Gulf Coast
2004
•Refining & Marketing division launched to capitalize on strength in sourcing distressed hydrocarbon streams
2008
•Vertex develops patented Thermal Chemical Extraction Process as it moves into UMO re-refining
•Acquisition of Cedar Marine Terminals, Crossroads Carriers, H&H Oil, Marrero, Belle Chasse, Golden States and Heartland
2009
•Vertex becomes a public company through merger with World Waste Technologies, Inc.
2019-2020
•Tensile Capital transactions
•Bunker One partnership
•Acquisition of Crystal Energy
2021-2022
•Planned UMO assets sale to Clean Harbors
•Planned acquisition of Shell's Mobile refinery

Experienced Management Team

Energy Industry Veterans With the Experience to Lead Vertex's Transformation

Ben Cowart
Chairman, President & Chief Executive Officer

- Founded the Vertex group of companies in 2001
- 35 years of leadership in the petroleum recycling and energy transition industries
- Helped pioneer the reclamation industry by developing recycling options for residual materials once managed as a hazardous waste
- Previously served as President of the National Oil Recyclers Association Board of Directors
- Active in speaking, consulting, chairing and serving on various committees and industry associations

Chris Carlson
Chief Financial Officer

- Brings a range of experience to his role as Vertex's Chief Financial Officer
- Oversees financial accounting, forecasting, budgets, risk management, investments, SEC compliance, and corporate governance
- Joined in 2001, and led the startup business to an average of $140 million in revenues, a public listing on NASDAQ and growth through acquisitions of multiple refining operations across the U.S.
- Prior to Vertex Energy, worked in petroleum technology solutions and telecommunications
- Earned his BS degree in Business Finance from the University of Houston

Dave Peel*
Corporate Advisor

- Extensive and diverse experience in the energy industry
- Previous roles at Omega Holdings, LLC (COO), Peel Management Consulting (President), Safety-Kleen Corporation (VP of Oil Refining & Divisional VP of Oil Recovery and Envirosystems) and Breslube Enterprises (Director of Operations)
- Degree in Mechanical and Production Engineering from Manchester Polytechnic
- Member of the Institution of Mechanical Engineers (UK) and a Chartered Engineer (UK)

Alvaro Ruiz*
EVP of Corporate Development

- Joined Vertex in 2013 and serves as the Vice President of Business Development
- 25 years of international experience including senior leadership positions in marketing, finance, business development, operations, sales and project management
- Degree in Electric and Electronic Engineering from the Valladolid Polytechnic, Spain, Executive MBA from IE Business School and a Masters in Marketing and Sales from ESIC Business School

Bart Rice*
Division President

- Division President of Renewable and Conventional Fuels
- Forty years of experience in the refined fuels industry
- Leadership positions held at Rice Oil, Allied Energy and Emerge Energy Services
- Extensive downstream sector and energy industry knowledgeable, including ethanol throughput, biodiesel manufacturing, environmental reclamation and terminal operations
- Associate degree from Walker College, and business studies at University of Alabama and UAB

*Not an Executive Officer

Compelling Acquisition Rationale

Transitioning the Mobile Refinery's Conventional Fuels Production Toward Renewable Fuels

1 Expected to transform Vertex into a leading independent Refiner and producer of renewable and conventional products

- The Mobile Refinery is expected to become Vertex's sole refining asset at closing, assuming the sale of the UMO and re-refining assets to Safety-Kleen, pending FTC approval
- The refinery has 91,000 bpd of nameplate production capacity, together with 3.2 million barrels of feedstock and product storage, and related logistics assets

2 Long-term supply & off-take agreements expected to minimize working capital requirements, ensure multi-year demand

- At closing of the acquisition, Vertex anticipates entering into a 5-year crude oil supply agreement with Shell and on an ongoing renewable diesel feedstock sourcing relationship with a supplier: potential to source future renewable diesel feedstock from the Company's planned Myrtle Grove pretreatment facility in Belle Chasse, LA
- Planned off-take agreement with Shell and Bunker One for 100% of the refinery's conventional fuels production
- Planned off-take agreement with Idemitsu to purchase 100% of the refinery's renewable diesel production

3 Highly-compelling transaction economics, pro-forma for the completion of the renewable diesel project

- At close of the acquisition, Vertex plans to initiate an estimated $85.0 million project that is currently expected to result in new, incremental nameplate production of 10,000 bpd of renewable fuels by year-end 2022 (increasing to 14,000 bpd of renewable fuels by mid-year 2023, upon completion of hydrogen capacity expansion)
- Vertex currently believes it will be able to realize higher average gross profits per barrel on its renewable diesel production than Mobile's conventional fuels production, given current tax subsidies and carbon reduction incentives

4 Transaction expected to position Vertex to accelerate its low-carbon energy transition strategy

- Vertex currently expects the acquisition of the Mobile refinery, including the impact of the renewable diesel project (RDP), to position the Company to be able to become a leading producer and marketer of alternative fuels, including renewable diesel, across the Southeast United States
- Upon completion of the RDP, the majority of Vertex's go-forward Adjusted EBITDA is expected to be derived from renewable fuels, given current views on project economics

Mobile Refinery Overview Today

Strategically Located Refining Asset with Significant Feedstock and Expansion Optionality

Mobile Refinery
Key operating metrics (As of August 2021)

Nameplate Capacity	91,000 bpd
Nelson Complexity Factor	4.4
Total Storage Capacity	3.2 million barrels
Truck Rack Off-take	175 trucks per day
Undeveloped / Total Acres	720/864 (83.3%)
Expected Annual CAPEX Requirement[1]	~$25.0 million
Employees	~200
OSHA Recordable Rate	Zero in 2020
Trailing 5-Yr. Avg. Utilization	~95%

Current Crude Slate
98% delivered by marine or pipeline


15%
34%
26%
25%
Mississippi Sweet
Gulf Coast Light Sweet
Other Light Sweet
Jay

Current Product Slate
Distillate-centric refinery[2]


13%
27%
19%
17%
24%
Diesel
Gasoline
Jet
VGO
Other

(1) Average annual maintenance capital expenditures in non-turnaround year; last turnaround conducted in 2019 for total cost of ~$30.0 million
(2) "Other" includes vacuum tower bottoms, benzene concentrate, LPG and sulfur

Mobile Plant Has Substantial Competitive Advantages

Feedstock Supply, Off-take Agreements Make Attractive Build Economics

Speed to Market	• Brownfield conversion of operating hydrocracker using proven technology condenses timeline to produce renewable diesel • Ability to source feedstock and long-term offtake partners
Among the Lowest Capex per Barrel	• Existing hydrocracker ideally suited for conversion • Mobile conversion project is expected to be one of the lowest cost renewable diesel projects on capex per barrel of capacity basis based on public historical data
Committed Strategic Partners	• Upon closing of the acquisition, Vertex anticipates entering into a long-term crude supply and product off-take agreements with Shell • Anticipate expanding current marine fuel off-take partnership with Bunker One • Expect to enter long-term renewable diesel offtake agreement with Idemitsu
Diverse Feedstock Supply	• Capitalize on management's track record of successfully sourcing a diverse slate of feedstocks; aggregation specialists • Vertex is in advanced discussions with multiple industry leading soybean oil and other feedstock suppliers
Gulf Coast Location & Marine Access	• Location on the Gulf Coast allows Vertex to source both domestic and international feedstock via vessel, truck and rail • Cost-advantaged marine transport to the West Coast and other markets


Speed to Market
Among the Lowest Capex per Barrel
Committed Strategic Partners
Diverse Feedstock Supply
Gulf Coast Location & Marine Access
VERTEX ENERGY

Strategically Located Southeastern U.S. Refining Asset

Significant Feedstock Optionality, Broad Distribution Footprint

Diverse Feedstock Supply Capabilities

- Geographically and logistically positioned to receive domestic, cost-advantaged feedstock
- Currently processing 10 - 15 crudes supplied via pipeline and barge
- Current feedstock supply is 56% via marine, 42% via pipeline, 2% via truck



AR
LA
TX
MS
AL
GA
FL
SC
Bakken
LMS
Jay
Lake Charles
Houston
LLS, SLS
New Orleans
Pascagoula
Mobile
WTI, Bakken
Corpus Christi
Eagleford
Tampa
Ability to receive international ships >500kB

Broad Production Distribution Footprint

- Eastern most Gulf Coast refinery in an import region with limited pipeline accessibility
- Major supplier to the eastern Mississippi, Alabama, western Georgia and northwest Florida markets, loading 175 trucks per day off the rack
- Ability to export diesel and jet fuel to the Caribbean and South America



Jackson
Mobile
Jacksonville
St. Petersburg
Tampa
Orlando
Savannah
Augusta
Atlanta
Shell Mobile
Colonial Pipeline (Major trunkline)
Plantation Pipeline (Major trunkline)
Southeast Fuel Market
Airport
Diesel and Jet Export to Caribbean and South America

Acquired Shell Refinery Staff

Experienced Management Team and Employees with Operating History at Mobile Refinery

- Vertex is expected to add 196 employees from Shell with an average tenure of 15 years
- Average experience of the senior leadership team within the industry of 20 years
- Total ~18 engineers
- Plant will continue to be operated by the same experienced employees

General Manager	Business Manager	Finance Manager	Maintenance, Turnaround and Projects Manager	Engineering Technology Manager	Health, Safety, Security and Environmental Manager
• 16 years of multi-site experience • Engineering and MBA Graduate degrees from top-rank universities • Over 10 years in leadership position spanning commercial, production, logistics and operations management • Direct site experience includes management of major turnarounds, rebuilds and capital development projects • USW industrial relations manager for union represented workforce	• 20 years combined experience engineering, supply chain, econometrics and business management • Engineering undergraduate and MBA Graduate Degrees • 5 years leadership experience	• Over 22 years multi-site experience • MSA Graduate degree in Accounting • Diverse finance background across O&G, including international markets • 6 years direct site experience • Over 10 years accounting leadership experience	• Over 20 years multi-site experience • 7 years global managing operations • 14 years leadership experience	• 20 years multi-site experience • 18 years direct site experience • Combined end-to-end experience and expertise covering feedstock selection and optimization to refining processes and product quality	• Over 20 years multi-site experience • 8 years direct HSSE leadership experience • Successful background in direct refinery operations • Decorated Command Leadership as U.S. Marine Corps Reserve

Illustrative Value Drivers

Renewable Diesel Economics Supported by State and Federal Incentives

VALUE DRIVERS[1]



Energy Value
RFS Value
LCFS Value
Tax Credit Value
$2.00
$1.00
$1.25
$3.00
$2.00
$1.00
$1.50
$3.00
$2.00
DIESEL
RD (RBD FEEDSTOCK)[2]
RD (OTHER FEEDSTOCK)
$2.00/GAL
$7.25/GAL
$7.50/GAL

- Energy value based on ultra low sulfur diesel
- Renewable fuel standard ("RFS") value based on D4 renewable identification numbers ("RIN") price (renewable diesel value is calculated as posted D4 RIN price multiplied by 1.7x)
- Low-carbon fuel standard ("LCFS") value is determined on a life-cycle basis which covers feedstock, fuel production, transport and fuel use
- LCFS value currently applies to sales in California only
- Vertex management believes that other jurisdictions have or may soon adopt similar regulatory incentives, particularly **Oregon** and **British Columbia**. Other states that have expressed interest in adopting regulatory incentives include **Washington**, **New Mexico**, **New York**, **Minnesota** and **Colorado**
- Tax credit value is based on the blenders tax credit ("BTC"), a federally mandated credit that is term based. Over past 10 years, the credit has lapsed from time to time. In each instance, the credit was reinstated retroactively. The BTC is set to expire at the end of 2022. Vertex management believes it will be renewed as the issue is both bipartisan and supports the new administration's stated energy transition goals

(1) For illustrative purposes only, reflects general market conditions as of August 2021
(2) Refined, Bleached and Deodorized soy oil

Key Development Partners

Renewable Diesel Conversion Expected to be Completed Nine Months After Acquisition

WorleyParsons Ltd. ("Worley")
- Worley is a leading renewable diesel EPC, with multiple renewable diesel projects that utilize Haldor Topsoe technology
- Originally engaged in mid-2020 to develop initial scope for the renewable diesel conversion
- Worley expected to manage renewable diesel conversion project under an EPC wrap

Haldor Topsoe A/S ("Haldor Topsoe")
- Haldor Topsoe is Vertex's existing base oil and hydrotreating catalyst partner
- The industry leader in renewable diesel technology
- Currently working on license, engineering and catalyst agreements

Renewable diesel feedstock supply
- Vertex expects to engage a supplier to secure renewable diesel feedstock supply
- Additionally, Vertex and the same supplier have engaged Delta Trading Co. as a feedstock supply consultant
- Negotiating with both domestic and international soybean oil suppliers, including large national and regional companies

Renewable diesel offtake
- Vertex expects to enter into a long-term agreement under which Idemitsu Apollo Renewable Corporation (a wholly-owned California-based subsidiary of Idemitsu Kosan) will purchase 100% of the Mobile refinery's renewable diesel fuel production
- Product is expected to be purchased FOB at the refinery's marine terminal located south of Mobile on Blakely Island

Other partners and milestones
- Vertex is in discussions with Matheson Tri-Gas regarding expanded hydrogen capacity at the facility
- SUEZ Water Technologies and Solutions is expected to develop an expanded wastewater treatment plant at Vertex's Myrtle Grove facility

Investment Highlights

Compelling Investment Thesis with Long-Term Value Creation Potential

1. Vertex's management believes that the refinery acquisition and entrance into the renewable diesel industry is a well-timed strategic move that will revamp the Company's business model and position it to **capitalize on the global shift to renewable energy sources**
2. After completion of the renewable diesel conversion, **Vertex expects to earn more that $400 million of gross profit in 2023**
3. The conversion of an existing operating process unit is expected **to be one of the lowest capex renewable diesel projects on a per barrel of capacity basis** based on public historical data
4. The Refinery's location on the Gulf Coast with deep water access allows Vertex to **source cost-advantaged feedstock and establish a broad distribution footprint** in the United States
5. Anticipated strategic partnerships and off-take agreements with Shell, Bunker One and Idemitsu **allow for immediate, large-scale asset optimization**
6. Vertex will acquire an experienced management team and refinery industry veterans that will help to sustain a **culture of safety and operational reliability**